EXHIBIT 10.2.1
AMENDMENT TO
EXCHANGE RIGHTS AGREEMENT

This Amendment to the Exchange Rights Agreement (the “Exchange Agreement”) dated as of December 29, 1998 by and among Mission West Properties, Inc., a Maryland corporation (the “Company”), each of Mission West Properties, L.P., a Delaware limited partnership (“MWP”), Mission West Properties, L.P. I, a Delaware limited partnership (“MWP I”), Mission West Properties, L.P. II, a Delaware limited partnership (“MWP II”) and Mission West Properties, L.P. III, a Delaware limited partnership (MWP III, and collectively with MWP, MWP I and MWP II, the “Operating Partnership”), and each of the limited partners in the Operating Partnership listed on the signature pages thereto (the “Limited Partners”), is hereby approved and adopted in accordance with Section 12.9 of the Agreement with the consent of a majority-in-interest of the Limited Partners who are parties to the Agreement.  Capitalized terms not otherwise defined in this Amendment have the meanings provided under the Agreement;

WHEREAS, pursuant to a Partnership Division Agreement dated as of December 21, 2011, MWP I formed Mission West Properties, L.P. IV, a Delaware limited partnership (“MWP IV”), contributed certain properties to MWP IV in exchange for a certain number of L.P. Units of partnership interests in MWP IV and distributed the L.P. Units of MWP IV pro rata to the Company and the limited partners of MWP I in proportion to and in redemption and cancellation of the same number of L.P. Units of MWP I as the number of L.P. Units in MWP IV that were distributed by MWP I;

WHEREAS, pursuant to a Partnership Division Agreement dated as of December 21, 2011, MWP II formed Mission West Properties, L.P. V, a Delaware limited partnership (“MWP V”), contributed certain properties to MWP V in exchange for a certain number of L.P. Units of partnership interests in MWP V and distributed the L.P. Units of MWP V pro rata to the Company and limited partners of MWP II in proportion to and in redemption and cancellation of the same number of L.P. Units of MWP II as the number of L.P. Units in MWP V that were distributed by MWP II; and

WHEREAS, the parties hereto are entering into this Amendment to the Exchange Agreement to provide for the rights of the Limited Partners of MWP IV and MWP V to (i) tender their L.P. Units in those partnerships in exchange for shares of the Company’s common stock, cash or a combination of common stock and cash, on the terms and conditions set forth herein, and (ii) the delivery of registered shares of common stock to them upon any such tender pursuant to the terms of the Exchange Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenant set forth herein, the parties hereto agree as follows:

1. The undersigned Limited Partners approve this Amendment to add MWP IV and MWP V and the Limited Partners thereof as parties to the Exchange Agreement, which additions shall be effective from the date hereof with respect to all of the Limited Partners and L.P. Units MWP IV and MWP V outstanding from time to time in accordance with the terms of the Exchange Agreement and the Partnership Agreements of each of MWP IV and MWP V.

Pursuant to this Amendment all of the terms of the Exchange Agreement shall be applicable to MWP IV, MWP V and their respective Limited Partners and L.P. Units, and by their signatures to this Amendment each of them hereby agrees to be bound by the terms of the Exchange Agreement.

2. Survival.  Except as otherwise expressly provided herein, the Exchange Agreement will continue in full force and effect, in accordance with its terms.  The provisions of Section 12 of the Exchange Agreement are incorporated by reference in this Amendment.

3. Miscellaneous.  This Amendment and waivers and consents hereunder shall be governed by the internal laws of California.  This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subject matter contained herein, and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subject matter, provided that each party hereto hereby agrees to take such other actions and execute such additional documents as may be necessary to effectuate the terms of this Amendment. This Amendment may be executed in counterparts and delivered by electronic facsimile transmission, and each signed counterpart transmitted by electronic facsimile shall be considered an original, but all of which together shall constitute the same instrument. Any provision of this Amendment may be waived or modified only in accordance with Section 12.9 of the Agreement.

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In Witness Whereof, the parties hereto have hereunto executed this Agreement as of the first date written above, and a party’s signature hereon in any capacity shall constitute such party’s execution of this Agreement in all capacities which the party holds for purposes of this Agreement.

Mission West Properties, Inc. a Maryland corporation

By: /s/ Raymond V. Marino
Its: President & COO

Mission West Properties, L.P., a Delaware limited partnership

By:        Mission West Properties, Inc.
Its:        General Partner

By: /s/ Raymond V. Marino
Its:      President & COO

By:        Mission West Properties, L.P I, a Delaware limited partnership

By:        Mission West Properties, Inc.
Its:        General Partner

By: /s/ Raymond V. Marino
Its:      President & COO

By:        Mission West Properties, L.P II, a Delaware limited partnership

By:        Mission West Properties, Inc.
Its:        General Partner

By: /s/ Raymond V. Marino
Its:      President & COO

[Signature Pages of Exchange Rights Agreement]

By:        Mission West Properties, L.P III, a Delaware limited partnership

By:        Mission West Properties, Inc.
Its:        General Partner

By:      /s/ Raymond V. Marino
Its:      President & COO

By:        Mission West Properties, L.P IV, a Delaware limited partnership

By:        Mission West Properties, Inc.
Its:        General Partner

By:      /s/ Raymond V. Marino
Its:      President & COO

By:        Mission West Properties, L.P. V, a Delaware limited partnership

By:        Mission West Properties, Inc.
Its:        General Partner

By:      /s/ Raymond V. Marino
Its:      President & COO

1981 Kara Ann Berg Trust

By: /s/ Clyde J. Berg
      Clyde J. Berg, Trustee

[Signature Pages of Exchange Rights Agreement]

Berg & Berg Enterprises Inc., a California corporation

By: /s/ Carl E. Berg
      Carl E. Berg
      Its:  President

Berg Living Trust UTA dated May 1, 1981

By: /s/ Carl E. Berg
      Carl E. Berg
      Its:  Trustee

By: /s/ Mary Ann Berg
                                                                                                      Mary Ann Berg
                                                                                                      Its:  Trustee

[Signature Pages of Exchange Rights Agreement]

Clyde J. Berg, Trustee, 1995 Clyde J. Berg Revocable Trust, dated April 4, 1995

By: /s/ Clyde J. Berg
       Clyde J. Berg
       Its:  Trustee
By: /s/ Kara A. Berg
      Kara A. Berg

By: /s/ Carl E. Berg
       Carl E. Berg

By: /s/ Mary Anne Berg
       Mary Ann Berg

By: /s/ Clyde J. Berg
       Clyde J. Berg

West Coast Venture Capital, Inc.

By: /s/ Carl E. Berg
Its:        President

[Signature Pages of Exchange Rights Agreement]